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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                       March 14, 1997 (February 28, 1997)



                          SCB COMPUTER TECHNOLOGY, INC.
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             (Exact name of registrant as specified in its charter)


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
                  Tennessee                                  0-27694                    62-1201561
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(State or other jurisdiction of incorporation)     (Commission File Number)         (I.R.S. Employer
                                                                                   Identification No.)

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1365 West Brierbrook Road, Memphis, Tennessee              38138
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  (Address of principal executive offices)               (Zip Code)



       Registrant's telephone number, including area code: (901) 754-6577



                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item 2.  Acquisition or Disposition of Assets.
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         On February 28, 1997, SCB Computer Technology, Inc. (the "Registrant"),
through a wholly owned subsidiary, TMR Acquisition, Inc. ("Buyer"), acquired substantially all of the assets and assumed certain identified liabilities of Technology Management Resources, Inc. ("TMRI"), an information technology consulting company, pursuant to an Asset Purchase Agreement (the "Asset Purchase Agreement") by and between the Registrant, the Buyer, TMRI, and Thomas R. Marshall and Thomas V. Ruffino, the shareholders of TMRI (collectively, the
"TMRI Shareholders"). The purchased assets consisted primarily of contract rights, accounts receivable, furniture, and equipment. The purchase price includes the assumption of certain liabilities (primarily accounts payable) and $8,500,000 in cash, $8,000,000 of which was paid to TMRI at closing. Pursuant to an Indemnity and Escrow Agreement between the Registrant, Buyer, TMRI, and the TMRI Shareholders, $500,000 of the cash purchase price was delivered by the Registrant to Boatmen's Trust Company, as escrow agent, which amount may be used for up to one year to satisfy indemnification claims by the Registrant and Buyer for any breaches of representations and warranties made in the Asset Purchase Agreement by TMRI or the TMRI Shareholders. In addition, up to $4,000,000 payable in shares of common stock of the Registrant, may be paid to TMRI as additional purchase price based on the growth in the acquired business's revenues and earnings in fiscal years ending April 30, 1998, 1999, and 2000, as described in more particularity in the Asset Purchase Agreement. The source of funds for the acquisition was the Registrant's working capital. Buyer plans to use the acquired assets to continue the business conducted by TMRI prior to the acquisition.

         In connection with and as a condition to the acquisition, each of Messrs. Marshall and Ruffino entered into employment agreements with Buyer through April 30, 2000. The employment agreements contain covenants not to compete with the Registrant and its subsidiaries for two years following the termination of employment.

         The consideration in the acquisition was determined by arm's-length negotiations among the parties with regard to TMRI's earnings history and the acquired business's estimated future profitability. Except as set forth herein, there is no material relationship between TMRI or either of the TMRI Shareholders, on the one hand, and the Registrant or its affiliates, any director or officer of the Registrant, or any associate of any director or officer, on the other hand.



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Item 7.  Financial Statements and Exhibits
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(a) and (b)   Financial Statements of Business Acquired and Pro Forma Financial
              Information.

         To be filed by amendment. The Registrant believes that (i) it is impracticable prior to the filing of this Form 8-K to complete preparation of the financial statements required to be filed pursuant to Rule 3-05 of Regulation S-X and the pro forma financial information required to be filed pursuant to Article 11 of Regulation S-X, and (ii) such information will be available, and will be filed by the Registrant with the Securities and Exchange Commission as promptly as practicable, within 60 days after this Form 8-K is required to be filed.

(c)      Exhibits.  See Exhibit Index following signature page.





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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SCB COMPUTER TECHNOLOGY, INC.


Date:    March 14, 1997                  By: /s/ Gordon L. Bateman
                                            -----------------------
                                             Gordon L. Bateman
                                             Executive Vice President of
                                             Finance and Administration and
                                             Chief Financial Officer

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                                  EXHIBIT INDEX


   No.                              Exhibit
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   2           Asset Purchase Agreement by and among SCB Computer Technology,
               Inc., TMR Acquisition, Inc., Technology Management Resources, Inc., and the shareholders thereof, dated as of February 28, 1997 (incorporated by reference to Exhibit 2.2 to the Company's Registration Statement on Form S-3, Registration No. 333-22869)